Product Information Notice Dated December 10, 2009

At a meeting held on August 5, 2009, a Plan or Reorganization was approved for the following funds:

Merging Fund	Acquiring Fund
Hartford International Growth HLS Fund	Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund	Hartford International Opportunities HLS Fund

If the proposed reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of the Acquiring Fund. If approved by the shareholders, the reorganization for each Merging Fund is scheduled to take place at the close of business on or about April 16, 2010.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on April 15, 2010.  As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be transferred into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments are allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about April 16, 2010, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about April 16, 2010, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

Effective as of the close of business on or about April 16, 2010, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted.

This Product Information Notice Should Be Retained For Future Reference.

HV-7981